Exhibit 99.1

Shaw Reports Fourth Quarter and Fiscal Year 2012 Financial Results

BATON ROUGE, La.--(BUSINESS WIRE)--October 19, 2012--The Shaw Group Inc. (NYSE: SHAW) today announced financial results for fiscal year 2012 and the quarter ended Aug. 31, 2012.

Significant items in the quarter include:

  Shaw reported earnings for the fourth quarter of $1.68 per share including the Westinghouse segment and $1.86 per share excluding the Westinghouse segment.
  Shaw successfully completed the divestiture of its Energy & Chemicals business resulting in cash proceeds of $290.0 million. Shaw recognized a pre-tax gain of $82.1 million ($70.0 million after tax) in the fourth quarter of fiscal year 2012 with a fiscal year-to-date pre-tax gain of $53.7 million ($52.5 million after tax) net of related divestiture activities and charges associated with the wind-down of the remaining segment operations.
  Shaw announced it entered into a definitive merger agreement to be acquired by CB&I in a cash and stock transaction valued at approximately $3.2 billion based on the trading price of CB&I common stock as of Oct. 15, 2012.
  The CB&I acquisition process continues to move forward according to schedule with multiple major milestones accomplished, including the sale of the Energy & Chemicals segment, the expiration of the waiting period for the Hart-Scott-Rodino Antitrust Improvements Act and the exercise of the Westinghouse put options.
  Shaw’s total adjusted cash balance at the end of the fourth quarter was approximately $1.4 billion, which includes a cash collection of $107 million from the previously announced GenOn Mid-Atlantic settlement and the cash proceeds from the Energy & Chemicals divestiture.

“All of Shaw’s business segments continue to perform well,” said J.M. Bernhard Jr., chairman, president and chief executive officer of Shaw. “We are making progress with the CB&I transaction, with all aspects moving forward as scheduled toward closing in the first quarter of calendar year 2013.”

Quarterly Financial Summary:

Because of the non-cash, non-operational impact on reported earnings resulting solely from movement in exchange rates between the U.S. dollar and the Japanese yen, Shaw uses financial results excluding its Investment in Westinghouse segment to measure and communicate financial performance internally and externally.

For the fourth quarter of fiscal year 2012, Shaw’s Westinghouse segment includes a non-cash, non-operating foreign exchange loss of $13.0 million pre-tax, or $8.0 million after tax. The prior year included a non-cash foreign exchange loss of $84.6 million pre-tax, or $52.0 million after tax.

The following results include Shaw’s Westinghouse segment:

Three Months Ended Aug. 31 Including the Westinghouse Segment
	FY 2012	FY 2011
Revenues	$1.5 billion	$1.5 billion
Gross Profit	$142.9 million	$8.6 million
EBITDA	$142.8 million	$(102.9) million
Net Income (Loss) Attributable to Shaw	$113.2 million	$(90.3) million
Earnings Per Share	$1.68	$(1.25)
Net Cash From Operating Activities	$304.5 million	$210.6 million
Total Adjusted Cash	$1.4 billion	$1.2 billion

The following results exclude Shaw’s Westinghouse segment:

Three Months Ended Aug. 31 Excluding the Westinghouse Segment
	FY 2012	FY 2011
Revenues	$1.5 billion	$1.5 billion
Gross Profit	$142.9 million	$8.6 million
EBITDA	$154.5 million	$(22.8) million
Net Income (Loss) Attributable to Shaw	$125.2 million	$(31.9) million
Earnings Per Share	$1.86	$(0.44)
Net Cash From Operating Activities	$293.2 million	$192.8 million

Fiscal Year 2012 Financial Summary:

For fiscal year 2012, Shaw’s Westinghouse segment includes a non-cash, non-operating foreign exchange translation gain of $40.8 million pre-tax, or $25.0 million after tax. The prior year included a non-cash foreign exchange translation loss of $159.0 million pre-tax, or $97.8 million after tax.

The following results include Shaw’s Westinghouse segment:

Fiscal Year Including the Westinghouse Segment
	FY 2012	FY 2011
Revenues	$6.0 billion	$5.9 billion
Gross Profit	$428.0 million	$196.3 million
EBITDA	$375.6 million	$(145.1) million
Net Income (Loss) Attributable to Shaw	$198.9 million	$(175.0) million
Earnings Per Share	$2.90	$(2.18)
Net Cash From Operating Activities	$129.8 million	$120.5 million
Total Adjusted Cash	$1.4 billion	$1.2 billion

The following results exclude Shaw’s Westinghouse segment:

Fiscal Year Excluding the Westinghouse Segment
	FY 2012	FY 2011
Revenues	$6.0 billion	$5.9 billion
Gross Profit	$428.0 million	$196.3 million
EBITDA	$314.6 million	$(18.8) million
Net Income (Loss) Attributable to Shaw	$184.9 million	$(69.2) million
Earnings Per Share	$2.70	$(0.86)
Net Cash From Operating Activities	$148.8 million	$132.8 million

CB&I Acquisition:

On July 30, 2012, Shaw announced it had entered into a definitive merger agreement to be acquired by CB&I. Shaw is required to have $200 million in EBITDA as defined in the transaction agreement for the four quarters prior to the transaction closing. The transaction currently is expected to close in the first quarter of calendar year 2013.

At the end of the fourth quarter of fiscal year 2012, Shaw’s EBITDA as defined in the transaction agreement was as follows:

  Total EBITDA as defined in the transaction agreement for the prior three quarters (Q2 – Q4 of fiscal year 2012): $242 million
    Second quarter of fiscal year 2012 EBITDA: $83 million
    Third quarter of fiscal year 2012 EBITDA: $61 million
    Fourth quarter of fiscal year 2012 EBITDA: $98 million

Shaw will report first quarter fiscal year 2013 earnings in late December 2012 or early January 2013.

A summary of the definition of EBITDA contained in the transaction agreement is included at the end of this press release.

Fiscal Year 2013 Guidance:

Guidance for fiscal year 2013:

  Revenue: approximately $5.0 - $5.5 billion
  Diluted earnings per share, excluding Westinghouse: $1.70 - $1.90 per share
  Operating cash flow: approximately $(200) million - $0.0

Investment in Westinghouse:

Shaw’s subsidiary Nuclear Energy Holdings (NEH) has a 20 percent equity interest in companies collectively known as the Westinghouse Group. NEH financed this investment partially through issuing limited recourse Japanese yen-denominated bonds and, to mitigate the risk associated with foreign currency fluctuation, simultaneously entered into a yen-denominated put option agreement with Toshiba, which provides NEH the option to sell all or part of its equity interest to Toshiba and receive a pre-determined yen-denominated price for the shares.

For U.S. reporting purposes, the yen-denominated bonds are revalued at each quarter’s end to the current U.S. dollar exchange rate; however, the yen-denominated put option, which naturally hedges the foreign exchange movements of the Japanese yen-denominated bonds, is not revalued at current exchange rates for U.S. financial reporting purposes. Therefore, our reported financial results frequently reflect the volatility of the yen-dollar exchange rates showing significant non-cash translation exchange gains or losses.

On Oct. 6, 2012, NEH exercised its put options to sell its investment in the Westinghouse Group back to Toshiba, as required by the terms of NEH’s outstanding bonds. Settlement of the sale is expected to occur in January 2013. Proceeds from the sale must be used to repay NEH’s outstanding bonds on their scheduled maturity date of March 15, 2013.

Calculation of EBITDA:

Shaw defines EBITDA as earnings before interest expense, income taxes, depreciation and amortization. EBITDA is an important financial measure used by Shaw to assess performance. Although it is calculated using components derived from our financial statements prepared under generally accepted accounting principles (GAAP), EBITDA itself is not a GAAP measure.

A table reconciling EBITDA to its most directly comparable GAAP measure is included in the summarized financial information within this release. Calculations of EBITDA should not be viewed as a substitute for calculations under GAAP, including net cash provided by operations, operating income and net income attributable to Shaw. In addition, EBITDA calculations by one company may not be comparable to EBITDA calculations made by another company.

Calculation of EBITDA as Defined in the CB&I Transaction Agreement:

The transaction agreement provides that EBITDA means, for any period, on a consolidated basis for Shaw and its subsidiaries (other than NEH and its subsidiaries), the sum of the following for such period calculated in accordance with GAAP:

  The sum of:
    Consolidated net income (defined in the transaction agreement as the net income of Shaw and its subsidiaries (other than NEH and its subsidiaries) determined on a consolidated basis in accordance with GAAP, excluding (i) any extraordinary gain or loss and (ii) net earnings of any non-subsidiary in which Shaw or its subsidiaries (other than NEH and its subsidiaries) has an ownership interest unless such net earnings have actually been received in the form of cash distributions), plus
    Interest expense (to the extent deducted in computing consolidated net income), plus
    Charges against income for taxes (to the extent deducted in computing consolidated net income), plus
    Other non-recurring non-cash charges (to the extent deducted in computing consolidated net income), plus
    Extraordinary losses incurred other than in the ordinary course of business (to the extent deducted in computing consolidated net income), minus
    Any non-recurring non-cash credits (to the extent added in computing consolidated net income), minus extraordinary gains realized other than in the ordinary course of business (to the extent added in computing consolidated net income); plus
  Depreciation expense (to the extent deducted in computing consolidated net income); plus
  Amortization expense, including amortization of goodwill and other intangible assets (to the extent deducted in computing consolidated net income); plus
  Non-cash compensation expenses for management or employees (to the extent deducted in computing consolidated net income); plus
  Extraordinary, unusual or non-recurring charges otherwise deducted in arriving at consolidated net income for such period arising from (i) the GenOn AQC Project, in an aggregate amount not to exceed $20.1 million and incurred prior to May 31, 2012 and (ii) the Dominion project in an aggregate amount not to exceed $88 million and incurred prior to May 31, 2012; plus
  Dividends and distributions received in cash during such period from non-subsidiaries of Shaw (other than NEH) (to the extent not already included in consolidated net income); plus
  Any charges, fees and expenses incurred in connection with the transaction with the merger transaction and the transactions contemplated thereby; plus
  Charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the merger transaction and the transactions contemplated thereby, including in connection with closures of certain facilities and termination of leases; plus
  Expenses incurred in connection with the merger transaction and the transactions contemplated thereby and relating to termination and related payments and benefits as to, or relocation of, officers, directors and employees.

In addition, the transaction agreement defines EBITDA to exclude the part of the Energy & Chemicals business segment that has been sold as if such sale had occurred on the first day of the relevant measurement period.

Calculation of Total Adjusted Cash:

Shaw defines total adjusted cash as the sum of cash and cash equivalents, restricted and escrowed cash and cash equivalents, short-term investments and restricted short-term investments.

About Shaw:

The Shaw Group Inc. (NYSE: SHAW) is a leading global provider of engineering, construction, technology, fabrication, remediation and support services for clients in the energy, chemicals, environmental, infrastructure and emergency response industries. A Fortune 500 company with fiscal year 2012 annual revenues of $6 billion, Shaw has approximately 25,000 employees around the world and is a power sector industry leader according to Engineering News-Record’s list of Top 500 Design Firms. For more information, please visit Shaw’s website at www.shawgrp.com.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. On September 17, 2012, Chicago Bridge & Iron Company N.V. (“CB&I”) filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that included a preliminary proxy statement of The Shaw Group Inc. (“Shaw”) that also constitutes a prospectus of CB&I. These materials are not yet final and may be amended. CB&I and Shaw also plan to file other documents with the SEC regarding the proposed agreement. A definitive joint proxy statement/prospectus will be mailed to shareholders of Shaw. INVESTORS AND SECURITY HOLDERS OF SHAW ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about CB&I and Shaw, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CB&I will be available free of charge on CB&I’s internet website at www.cbi.com under the tab “Investor Relations” and then under the tab “SEC Documents” or by contacting CB&I’s Investor Relations Department at 832-513-1200. Copies of the documents filed with the SEC by Shaw will be available free of charge on Shaw’s internet website at www.shawgrp.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting Shaw’s Investor Relations Department at 225-987-7372.

Participants in the Solicitation

CB&I, Shaw, their respective directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Shaw in connection with the proposed transaction. Information about the directors and executive officers of Shaw is set forth in Shaw’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on December 15, 2011. Information about the directors and executive officers of CB&I is set forth in CB&I’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 22, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Statements set forth in this communication that are not historical facts, including statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future accretion to earnings per share, future market demand, future benefits to shareholders, future economic and industry conditions, the proposed merger (including its benefits, results, effects and timing), the attributes of Shaw as a subsidiary of CB&I and whether and when the transactions contemplated by the merger agreement will be consummated, are forward-looking statements within the meaning of federal securities laws. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the companies’ control, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements.

These risks and uncertainties include, but are not limited to: the failure of the shareholders of CB&I or the shareholders of Shaw to approve the merger; the risk that the conditions to the closing of the merger are not satisfied; the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; costs and difficulties related to the integration of Shaw’s businesses and operations with CB&I’s business and operations; the inability to or delay in obtaining cost savings and synergies from the merger; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions.

Shaw and CB&I caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Shaw’s and CB&I’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning Shaw, CB&I, the proposed transaction or other matters and attributable to Shaw or CB&I or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither Shaw nor CB&I undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

THE SHAW GROUP INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND TWELVE MONTHS ENDED AUGUST 31, 2012 AND 2011
(In thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	2012	2011	2012	2011
Revenues	$1,455,328	$1,479,682	$6,008,435	$5,937,734
Cost of revenues	1,312,470	1,471,046	5,580,471	5,741,392
Gross profit	142,858	8,636	427,964	196,342
Selling, general and administrative expenses	86,653	58,475	276,338	273,512
Gain on disposal of E&C assets	83,315	-	83,315	-
Impairment of note receivable	-	-	-	48,133
Operating income (loss)	139,520	(49,839)	234,941	(125,303)
Interest expense	(1,465)	(1,469)	(6,315)	(5,528)
Interest expense on Japanese yen-denominated bonds, including accretion and amortization	(10,151)	(10,333)	(40,633)	(41,568)
Interest income	1,171	5,957	5,436	16,629
Foreign currency translation gains (losses) on Japanese yen-denominated bonds, net	(12,990)	(84,644)	40,837	(159,006)
Other foreign currency transaction gains (losses), net	(1,149)	1,243	255	7,702
Other income (expense), net	2,965	152	5,530	6,155
Income (loss) before income taxes and earnings (losses) from unconsolidated entities	117,901	(138,933)	240,051	(300,919)
Provision (benefit) for income taxes	(1,290)	(46,001)	44,971	(106,765)
Income (loss) before earnings (losses) from unconsolidated entities	119,191	(92,932)	195,080	(194,154)
Income from 20% Investment in Westinghouse, net of income taxes	654	2,934	12,334	20,915
Earnings (losses) from other unconsolidated entities, net of income taxes	(461)	2,757	3,909	5,354
Net income (loss)	$119,384	$(87,241)	$211,323	$(167,885)
Less: Net income (loss) attributable to noncontrolling interests	6,191	3,016	12,407	7,131
Net income (loss) attributable to Shaw	$113,193	$(90,257)	$198,916	$(175,016)

Net income (loss) attributable to Shaw per common share:
Basic	$1.71	$(1.25)	$2.95	$(2.18)
Diluted	$1.68	$(1.25)	$2.90	$(2.18)

Weighted average shares outstanding:
Basic	66,072	72,047	67,462	80,223
Diluted	67,230	72,047	68,536	80,223

THE SHAW GROUP INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)

	August 31, 2012	August 31, 2011

ASSETS
Current assets:
Cash and cash equivalents ($92.2 million and $78.6 million related to variable interest entities (VIEs))	$1,091,883	$674,080
Restricted and escrowed cash and cash equivalents	9,187	38,721
Short-term investments ($3.0 million and $7.8 million related to VIEs)	296,732	226,936
Restricted short-term investments	24,161	277,316
Accounts receivable, including retainage, net ($22.7 million and $7.5 million related to VIEs)	416,489	772,242
Inventories	273,784	245,044
Costs and estimated earnings in excess of billings on uncompleted contracts, including claims	492,563	552,502
Deferred income taxes	351,494	367,045
Investment in Westinghouse	968,296	999,035
Prepaid expenses and other current assets	55,837	138,260
Total current assets	3,980,426	4,291,181
Investments in and advances to unconsolidated entities, joint ventures and limited partnerships	6,160	14,768
Property and equipment, net of accumulated depreciation of $376.3 million and $347.3 million	511,677	515,811
Goodwill	404,456	545,790
Intangible assets	2,939	17,142
Deferred income taxes	5,308	10,484
Other assets	96,487	91,858
Total assets	$5,007,453	$5,487,034

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$683,645	$822,476
Accrued salaries, wages and benefits	127,960	132,857
Other accrued liabilities	205,279	199,947
Advanced billings and billings in excess of costs and estimated earnings on uncompleted contracts	1,223,991	1,535,037
Japanese yen-denominated bonds secured by Investment in Westinghouse	1,640,497	1,679,836
Interest rate swap contract on Japanese yen-denominated bonds	13,370	27,059
Short-term debt and current maturities of long-term debt	10,416	349
Total current liabilities	3,905,158	4,397,561
Long-term debt, less current maturities	5,271	630
Deferred income taxes	49,887	70,437
Other liabilities	54,656	81,152
Total liabilities	4,014,972	4,549,780
Shaw shareholders’ equity:
Preferred stock, no par value, 20,000,000 shares authorized; no shares issued and outstanding	-	-
Common stock, no par value, 200,000,000 shares authorized; 93,016,409 and 91,711,102 shares issued, respectively; and 66,425,168 and 71,306,382 shares outstanding, respectively	1,355,235	1,321,278
Retained earnings	527,371	328,455
Accumulated other comprehensive loss	(139,361)	(104,922)
Treasury stock, 26,591,241 shares and 20,404,720 shares, respectively	(791,868)	(639,704)
Total Shaw shareholders’ equity	951,377	905,107
Noncontrolling interests	41,104	32,147
Total equity	992,481	937,254
Total liabilities and equity	$5,007,453	$5,487,034

THE SHAW GROUP INC. AND SUBSIDIARIES
FOR THE THREE AND TWELVE MONTHS ENDED AUGUST 31, 2012 AND 2011
REVENUES BY GEOGRAPHY
(in millions, except for percentages)

	Three Months Ended				Twelve Months Ended
	2012		2011		2012		2011
	(in millions)%		(in millions)%		(in millions)%		(in millions)%
United States	$1,278.5	88	$1,210.3	82	$5,187.6	86	$5,032.2	85
Asia/Pacific Rim countries	104.0	7	173.9	12	489.1	8	573.3	10
Middle East	34.9	2	45.1	3	163.4	3	141.7	2
United Kingdom and other European countries	10.7	1	18.3	1	53.5	1	105.8	2
South America and Mexico	19.9	2	20.4	1	85.7	2	56.2	1
Canada	3.2	–	9.9	1	16.3	–	18.8	–
Other	4.1	–	1.8	–	12.8	–	9.7	–
Total revenues	$1,455.3	100%	$1,479.7	100%	$6,008.4	100%	$5,937.7	100%

BACKLOG BY SEGMENT
(in millions, except for percentages)

	August 31, 2012%		August 31, 2011%

Power	$8,890.9	52	$10,776.4	54
Plant Services	3,081.1	18	2,119.7	11
E&I	4,012.9	23	5,189.9	26
F&M	999.5	6	1,495.9	7
E&C	102.6	1	436.4	2
Total backlog	$17,087.0	100%	$20,018.3	100%

REVENUES AND GROSS PROFIT BY SEGMENT
FOR THE THREE AND TWELVE MONTHS ENDED AUGUST 31, 2012 AND 2011
(in millions, except percentages)

	Three Months Ended		Twelve Months Ended
	2012	2011	2012	2011

Revenues:
Power	$530.6	$507.0	$1,973.4	$2,116.8
Plant Services	177.9	180.8	1,089.2	924.7
E&I	459.9	524.5	1,814.4	1,894.3
F&M	169.4	106.4	551.5	408.6
E&C	117.5	161.0	579.9	593.3
Corporate	–	–	–	–
Total revenues	$1,455.3	$1,479.7	$6,008.4	$5,937.7

Gross profit:
Power	$46.4	$(26.2)	$68.6	$35.8
Plant Services	14.2	13.3	80.8	70.2
E&I	52.0	57.9	171.4	188.8
F&M	32.2	5.1	103.2	50.7
E&C	(2.5)	(42.3)	1.9	(153.3)
Corporate	0.6	0.8	2.1	4.1
Total gross profit	$142.9	$8.6	$428.0	$196.3

Gross profit percentage:
Power	8.7%	-5.2%	3.5%	1.7%
Plant Services	8.0	7.4	7.4	7.6
E&I	11.3	11.0	9.4	10.0
F&M	19.0	4.8	18.7	12.4
E&C	(2.1)	(26.3)	0.3	(25.8)
Corporate	NM	NM	NM	NM
Total gross profit percentage	9.8%	0.6%	7.1%	3.3%

NM - Not Meaningful

Selling, general and administrative expenses:
Power	$13.4	$7.2	$39.5	$41.2
Plant Services	3.1	2.5	11.2	10.6
E&I	18.8	18.9	71.6	74.4
F&M	10.8	6.6	35.3	30.6
E&C	10.4	12.8	42.3	47.9
Investment in Westinghouse	-	0.2	0.1	1.4
Corporate	30.1	10.3	76.3	67.4
Total selling, general and administrative expenses	$86.6	$58.5	$276.3	$273.5

Income (loss) before income taxes and earnings (losses) from unconsolidated entities:
Power	$34.4	$(29.9)	$30.6	$1.8
Plant Services	11.3	10.8	69.8	59.8
E&I	34.4	40.1	102.8	117.3
F&M	21.2	(0.9)	68.8	20.6
E&C	67.6	(54.4)	41.5	(190.3)
Investment in Westinghouse	(23.1)	(95.1)	0.1	(201.9)
Corporate	(27.9)	(9.5)	(73.5)	(108.2)
Total income (loss) before income taxes and earnings (losses) from unconsolidated entities	$117.9	$(138.9)	$240.1	$(300.9)

RECONCILIATION OF EBITDA TO INCOME (LOSS) BEFORE INCOME TAXES AND EARNINGS (LOSSES) FROM UNCONSOLIDATED ENTITIES
FOR THE THREE AND TWELVE MONTHS ENDED AUGUST 31, 2012 AND 2011
(in millions)

	Three Months Ended August 31, 2012
	Consolidated	Power	Plant Services	E&I	F&M	E&C	Westinghouse	Corporate
Income (loss) before income taxes and earnings (losses) from unconsolidated entities:	$117.9	$34.4	$11.3	$34.4	$21.2	$67.6	$(23.1)	$(27.9)
Interest expense	11.6	-	-	-	0.1	-	10.1	1.4
Depreciation and amortization	19.0	7.8	0.5	3.8	4.7	2.1	-	0.1
Earnings (losses) from unconsolidated subs	0.5	(2.5)	-	0.3	(0.8)	2.2	1.3	-
Income attributable to noncontrolling interests	(6.2)	-	-	(4.1)	(2.1)	-	-	-
EBITDA	$142.8	$39.7	$11.8	$34.4	$23.1	$71.9	$(11.7)	$(26.4)

	Three Months Ended August 31, 2011
	Consolidated	Power	Plant Services	E&I	F&M	E&C	Westinghouse	Corporate
Income (loss) before income taxes and earnings (losses) from unconsolidated entities:	$(138.9)	$(29.9)	$10.8	$40.1	$(0.9)	$(54.4)	$(95.1)	$(9.5)
Interest expense	11.8	-	-	-	-	0.1	10.3	1.4
Depreciation and amortization	18.8	6.9	0.4	3.8	4.4	2.6	-	0.7
Earnings (losses) from unconsolidated subs	8.4	-	-	-	-	3.7	4.7	-
Income attributable to noncontrolling interests	(3.0)	-	-	(3.6)	0.6	-	-	-
EBITDA	$(102.9)	$(23.0)	$11.2	$40.3	$4.1	$(48.0)	$(80.1)	$(7.4)

	Twelve Months Ended August 31, 2012
	Consolidated	Power	Plant Services	E&I	F&M	E&C	Westinghouse	Corporate
Income (loss) before income taxes and earnings (losses) from unconsolidated entities:	$240.1	$30.6	$69.8	$102.8	$68.8	$41.5	$0.1	$(73.5)
Interest expense	46.9	0.2	-	-	0.2	-	40.6	5.9
Depreciation and amortization	74.4	28.4	1.9	14.0	18.9	9.4	-	1.8
Earnings (losses) from unconsolidated subs	26.6	(2.4)	-	1.3	(0.8)	8.2	20.3	-
Income attributable to noncontrolling interests	(12.4)	-	-	(9.6)	(2.8)	-	-	-
EBITDA	$375.6	$56.8	$71.7	$108.5	$84.3	$59.1	$61.0	$(65.8)

	Twelve Months Ended August 31, 2011
	Consolidated	Power	Plant Services	E&I	F&M	E&C	Westinghouse	Corporate
Income (loss) before income taxes and earnings (losses) from unconsolidated entities:	$(300.9)	$1.8	$59.8	$117.3	$20.6	$(190.3)	$(201.9)	$(108.2)
Interest expense	47.1	0.5	-	-	-	0.1	41.6	4.9
Depreciation and amortization	73.9	27.6	1.8	13.9	17.5	10.3	-	2.8
Earnings (losses) from unconsolidated subs	41.9	0.6	-	1.2	-	6.1	34.0	-
Income attributable to noncontrolling interests	(7.1)	-	-	(9.4)	2.3	-	-	-
EBITDA	$(145.1)	$30.5	$61.6	$123.0	$40.4	$(173.8)	$(126.3)	$(100.5)

REGULATION G DISCLOSURES
The Shaw Group Inc. believes it is important that we discuss our operating results excluding the Investment in Westinghouse segment. We acquired a 20 percent interest in Westinghouse in October 2006. We have classified the Investment in Westinghouse as a separate operating segment. The majority of the activity related to this segment will be recorded below the operating income line. During the quarter, we have recorded interest expense, as well as other significant non-cash charges related to the investment. We believe that presenting our financial results excluding the Investment in Westinghouse segment is important to investors and management to demonstrate the profitability of our other segments, as well as to point out certain non-cash charges related to this investment.

THE SHAW GROUP INC.
RECONCILIATION OF SHAW CONSOLIDATED RESULTS TO SHAW EXCLUDING INVESTMENT IN WESTINGHOUSE SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 31, 2012
(in millions, except per share data)	Q-4 FY 2012
	Three months ended August 31, 2012
		Westinghouse	Excluding
	Consolidated	Segment	Westinghouse

Revenues	$1,455.3	$-	$1,455.3
Cost of revenues	1,312.4	-	1,312.4
Gross profit	142.9	-	142.9

Selling, general and administrative expenses	86.6	-	86.6
Gain on disposal of E&C assets	83.3	-	83.3

Operating income (loss)	139.6	-	139.6

Interest expense	(1.5)	-	(1.5)
Interest expense on Japanese yen-denominated bonds, including accretion and amortization	(10.1)	(10.1)	-
Interest income	1.1	-	1.1
Foreign currency translation gains (losses) on Japanese yen-denominated bonds, net	(13.0)	(13.0)	-
Other foreign currency transaction gains (losses), net	(1.2)	-	(1.2)
Other income (expense), net	3.0	-	3.0

Income (loss) before income taxes and earnings from unconsolidated entities	117.9	(23.1)	141.0
Provision (benefit) for income taxes	(1.3)	(10.5)	9.2

Income (loss) before earnings from unconsolidated entities	119.2	(12.6)	131.8

Income from 20% Investment in Westinghouse, net of income taxes	0.6	0.6	-
Earnings (losses) from unconsolidated entities, net of income taxes	(0.5)	-	(0.5)

Net income (loss)	119.3	(12.0)	131.3

Less: Noncontrolling interests in income of consolidated subsidiaries	(6.1)	-	(6.1)

Net income (loss) attributable to Shaw	$113.2	$(12.0)	$125.2

Net income (loss) attributable to Shaw per common share:
Basic	$1.71	$(0.18)	$1.89
Diluted	$1.68	$(0.18)	$1.86

Weighted average shares outstanding:
Basic	66.1	66.1	66.1
Diluted	67.2	67.2	67.2

THE SHAW GROUP INC.
RECONCILIATION OF SHAW CONSOLIDATED RESULTS TO SHAW EXCLUDING INVESTMENT IN WESTINGHOUSE SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 31, 2011
(in millions, except per share data)	Q-4 FY 2011
	Three months ended August 31, 2011
		Westinghouse	Excluding
	Consolidated	Segment	Westinghouse

Revenues	$1,479.7	$-	$1,479.7
Cost of revenues	1,471.1	-	1,471.1
Gross profit	8.6	-	8.6

Selling, general and administrative expenses	58.5	0.1	58.4

Operating income (loss)	(49.9)	(0.1)	(49.8)

Interest expense	(1.5)	-	(1.5)
Interest expense on Japanese yen-denominated bonds, including accretion and amortization	(10.3)	(10.3)	-
Interest income	6.0	-	6.0
Foreign currency translation gains (losses) on Japanese yen-denominated bonds, net	(84.6)	(84.6)	-
Other foreign currency transaction gains (losses), net	1.2	-	1.2
Other income (expense), net	0.2	-	0.2

Income (loss) before income taxes and earnings from unconsolidated entities	(138.9)	(95.0)	(43.9)
Provision (benefit) for income taxes	(46.0)	(33.7)	(12.3)

Income (loss) before earnings from unconsolidated entities	(92.9)	(61.3)	(31.6)

Income from 20% Investment in Westinghouse, net of income taxes	2.9	2.9	-
Earnings (losses) from unconsolidated entities, net of income taxes	2.7	-	2.7

Net income (loss)	(87.3)	(58.4)	(28.9)

Less: Noncontrolling interests in income of consolidated subsidiaries	(3.0)	-	(3.0)

Net income (loss) attributable to Shaw	$(90.3)	$(58.4)	$(31.9)

Net income (loss) attributable to Shaw per common share:
Basic	$(1.25)	$(0.81)	$(0.44)
Diluted	$(1.25)	$(0.81)	$(0.44)

Weighted average shares outstanding:
Basic	72.0	72.0	72.0
Diluted	72.0	72.0	72.0

REGULATION G DISCLOSURES

The Shaw Group Inc. believes it is important that we discuss our operating results excluding the Investment in Westinghouse segment. We acquired a 20 percent interest in Westinghouse in October 2006. We have classified the Investment in Westinghouse as a separate operating segment. The majority of the activity related to this segment will be recorded below the operating income line. During the quarter, we have recorded interest expense, as well as other significant non-cash charges related to the investment. We believe that presenting our financial results excluding the Investment in Westinghouse segment is important to investors and management to demonstrate the profitability of our other segments, as well as to point out certain non-cash charges related to this investment.

THE SHAW GROUP INC.
RECONCILIATION OF SHAW CONSOLIDATED RESULTS TO SHAW EXCLUDING INVESTMENT IN WESTINGHOUSE SEGMENT
FOR THE FISCAL YEAR ENDED AUGUST 31, 2012
(in millions, except per share data)	FY 2012
	Fiscal year ended August 31, 2012
		Westinghouse	Excluding
	Consolidated	Segment	Westinghouse

Revenues	$6,008.4	$-	$6,008.4
Cost of revenues	5,580.4	-	5,580.4
Gross profit	428.0	-	428.0

Selling, general and administrative expenses	276.3	0.1	276.2
Gain on disposal of E&C assets	83.3	-	83.3

Operating income (loss)	235.0	(0.1)	235.1

Interest expense	(6.3)	-	(6.3)
Interest expense on Japanese yen-denominated bonds, including accretion and amortization	(40.6)	(40.6)	-
Interest income	5.4	-	5.4
Foreign currency translation gains (losses) on Japanese yen-denominated bonds, net	40.8	40.8	-
Other foreign currency transaction gains (losses), net	0.3	-	0.3
Other income (expense), net	5.5	-	5.5

Income (loss) before income taxes and earnings from unconsolidated entities	240.1	0.1	240.0
Provision (benefit) for income taxes	45.0	(1.6)	46.6

Income (loss) before earnings from unconsolidated entities	195.1	1.7	193.4

Income from 20% Investment in Westinghouse, net of income taxes	12.3	12.3	-
Earnings (losses) from unconsolidated entities, net of income taxes	3.9	-	3.9

Net income (loss)	211.3	14.0	197.3

Less: Noncontrolling interests in income of consolidated subsidiaries	(12.4)	-	(12.4)

Net income (loss) attributable to Shaw	$198.9	$14.0	$184.9

Net income (loss) attributable to Shaw per common share:
Basic	$2.95	$0.21	$2.74
Diluted	$2.90	$0.20	$2.70

Weighted average shares outstanding:
Basic	67.5	67.5	67.5
Diluted	68.5	68.5	68.5

THE SHAW GROUP INC.
RECONCILIATION OF SHAW CONSOLIDATED RESULTS TO SHAW EXCLUDING INVESTMENT IN WESTINGHOUSE SEGMENT
FOR THE FISCAL YEAR ENDED AUGUST 31, 2011
(in millions, except per share data)	FY 2011
	Fiscal year ended August 31, 2011
		Westinghouse	Excluding
	Consolidated	Segment	Westinghouse

Revenues	$5,937.7	$-	$5,937.7
Cost of revenues	5,741.4	-	5,741.4
Gross profit	196.3	-	196.3

Selling, general and administrative expenses	273.5	1.4	272.1
Impairment of note receivable	48.1	-	48.1

Operating income (loss)	(125.3)	(1.4)	(123.9)

Interest expense	(5.5)	-	(5.5)
Interest expense on Japanese yen-denominated bonds, including accretion and amortization	(41.6)	(41.6)	-
Interest income	16.6	-	16.6
Foreign currency translation gains (losses) on Japanese yen-denominated bonds, net	(159.0)	(159.0)	-
Other foreign currency transaction gains (losses), net	7.7	-	7.7
Other income (expense), net	6.2	-	6.2

Income (loss) before income taxes and earnings from unconsolidated entities	(300.9)	(202.0)	(98.9)
Provision (benefit) for income taxes	(106.8)	(75.3)	(31.5)

Income (loss) before earnings from unconsolidated entities	(194.1)	(126.7)	(67.4)

Income from 20% Investment in Westinghouse, net of income taxes	20.9	20.9	-
Earnings (losses) from unconsolidated entities, net of income taxes	5.3	-	5.3

Net income (loss)	(167.9)	(105.8)	(62.1)

Less: Noncontrolling interests in income of consolidated subsidiaries	(7.1)	-	(7.1)

Net income (loss) attributable to Shaw	$(175.0)	$(105.8)	$(69.2)

Net income (loss) attributable to Shaw per common share:
Basic	$(2.18)	$(1.32)	$(0.86)
Diluted	$(2.18)	$(1.32)	$(0.86)

Weighted average shares outstanding:
Basic	80.2	80.2	80.2
Diluted	80.2	80.2	80.2

REGULATION G DISCLOSURES

The Shaw Group Inc. defines EBITDA as earnings before interest expense, income taxes, depreciation and amortization. EBITDA is an important financial measure used by The Shaw Group Inc. to assess performance. Although it is calculated using components derived from our GAAP financial statements, EBITDA itself is not a GAAP measure. The following table reflects the company’s calculation of EBITDA and EBITDA percentage. Calculations of EBITDA should not be viewed as a substitute for calculations under GAAP, including cash flow from operations, operating income and net income. In addition, EBITDA calculations by one company may not be comparable to EBITDA calculations made by another company.

RECONCILIATION OF EBITDA CALCULATION FOR THE THREE MONTHS ENDED AUGUST 31, 2012

	Q-4 FY 2012

(in millions)	Consolidated	Westinghouse Segment	Excluding Westinghouse

Net income (loss) attributable to Shaw	$113.2	$(12.0)	$125.2
Interest expense	11.6	10.1	1.5
Depreciation and amortization	19.0	-	19.0
Provision for income taxes	(1.3)	(10.5)	9.2
Income taxes on unconsolidated subs	0.3	0.7	(0.4)
EBITDA	$142.8	$(11.7)	$154.5

RECONCILIATION OF EBITDA CALCULATION FOR THE THREE MONTHS ENDED AUGUST 31, 2011

	Q-4 FY 2011

(in millions)	Consolidated	Westinghouse Segment	Excluding Westinghouse

Net income (loss) attributable to Shaw	$(90.3)	$(58.4)	$(31.9)
Interest expense	11.8	10.3	1.5
Depreciation and amortization	18.8	-	18.8
Provision for income taxes	(46.0)	(33.7)	(12.3)
Income taxes on unconsolidated subs	2.8	1.7	1.1
EBITDA	$(102.9)	$(80.1)	$(22.8)

REGULATION G DISCLOSURES

The Shaw Group Inc. defines EBITDA as earnings before interest expense, income taxes, depreciation and amortization. EBITDA is an important financial measure used by The Shaw Group Inc. to assess performance. Although it is calculated using components derived from our GAAP financial statements, EBITDA itself is not a GAAP measure. The following table reflects the company’s calculation of EBITDA and EBITDA percentage. Calculations of EBITDA should not be viewed as a substitute for calculations under GAAP, including cash flow from operations, operating income and net income. In addition, EBITDA calculations by one company may not be comparable to EBITDA calculations made by another company.

RECONCILIATION OF EBITDA CALCULATION FOR THE FISCAL YEAR ENDED AUGUST 31, 2012

	FY 2012

(in millions)	Consolidated	Westinghouse Segment	Excluding Westinghouse

Net income (loss) attributable to Shaw	$198.9	$14.0	$184.9
Interest expense	46.9	40.6	6.3
Depreciation and amortization	74.4	-	74.4
Provision for income taxes	45.0	(1.6)	46.6
Income taxes on unconsolidated subs	10.4	8.0	2.4
EBITDA	$375.6	$61.0	$314.6

RECONCILIATION OF EBITDA CALCULATION FOR THE FISCAL YEAR ENDED AUGUST 31, 2011

	FY 2011

(in millions)	Consolidated	Westinghouse Segment	Excluding Westinghouse

Net income (loss) attributable to Shaw	$(175.0)	$(105.8)	$(69.2)
Interest expense	47.1	41.6	5.5
Depreciation and amortization	73.9	-	73.9
Provision for income taxes	(106.8)	(75.3)	(31.5)
Income taxes on unconsolidated subs	15.7	13.2	2.5
EBITDA	$(145.1)	$(126.3)	$(18.8)

REGULATION G DISCLOSURES

The Shaw Group Inc. defines total adjusted cash as the sum of cash and cash equivalents, restricted and escrowed cash and cash equivalents, short-term investments and restricted short-term investments. These accounts include the amount of cash that can be accessed in a matter of days.

RECONCILIATION OF TOTAL ADJUSTED CASH AS OF AUGUST 31, 2012

(in thousands)	Q-4 FY 2012

Cash and cash equivalents	$1,091,883
Restricted and escrowed cash and cash equivalents	9,187
Short-term investments	296,732
Restricted short-term investments	24,161
Total Adjusted Cash	$1,421,963

RECONCILIATION OF TOTAL ADJUSTED CASH AS OF AUGUST 31, 2011

(in thousands)	Q-4 FY 2011

Cash and cash equivalents	$674,080
Restricted and escrowed cash and cash equivalents	38,721
Short-term investments	226,936
Restricted short-term investments	277,316
Total Adjusted Cash	$1,217,053

CONTACT:
The Shaw Group Inc.
Media and Financial Contact:
Gentry Brann, 225-987-7372
gentry.brann@shawgrp.com